SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 July 26, 1996
                                 -------------
                                 Date of Report





                                 TRIBUNE COMPANY
                                 ---------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



          1-8572                                           36-1880355
          ------                                           ----------
(Commission File Number)                       (IRS Employer Identification No.)


435 North Michigan Avenue, Chicago, Illinois                  60611
- --------------------------------------------                  -----
  (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (312) 222-9100

Item 7.           Financial Statements and Exhibits
                  ---------------------------------
(a)      Financial Statements of Businesses Acquired

         On July 1, 1996, Tribune Company announced that it had entered into an Agreement and Plan of Merger to acquire Renaissance Communications Corp. The following financial statements of Renaissance Communications Corp. required by this Item 7(a) are included herein as Exhibit 99.1 and incorporated herein by reference:

             o the Annual Report on Form 10-K of Renaissance Communications Corp. for the year ended December 31, 1995 and
             o the Quarterly Report on Form 10-Q of Renaissance Communications Corp. for the quarter ended March 31, 1996.

(b)      Pro forma financial information

         The unaudited pro forma condensed consolidated balance sheet as of March 31,1996 and unaudited pro forma condensed consolidated income statements for the fiscal year ended December 31, 1995 and the quarter ended March 31, 1996, filed as Exhibit 99.2 hereto and incorporated by reference herein.


(c)      Exhibits

         23       Consent of Ernst & Young LLP.

         99.1 Financial statements of Renaissance Communications Corp. for the year ended December 31, 1995 and for the quarter ended March 31, 1996.

         99.2 Unaudited pro forma condensed consolidated balance sheet as of March 31,1996 and unaudited pro forma condensed consolidated income statements for the fiscal year ended December 31, 1995 and the quarter ended March 31, 1996.

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



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    TRIBUNE COMPANY




                                    By /s/ R. Mark Mallory
                                       -------------------
                                       R. Mark Mallory
                                       Vice President and Controller


July 26, 1996



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



                                  EXHIBIT INDEX
                                  -------------



Exhibit No.          Exhibit Description
- -----------          -------------------

    23               Consent of Ernst & Young LLP.

    99.1             Financial statements of Renaissance Communications Corp.
                     set forth in the Annual Report on Form 10-K of Renaissance Communications Corp. for the year ended December 31, 1995 and Quarterly Report on Form 10-Q of Renaissance Communications Corp. for the quarter ended March 31, 1996.

    99.2 Unaudited pro forma condensed consolidated balance sheet as of March 31,1996 and unaudited pro forma condensed consolidated income statements for the fiscal year ended December 31, 1995 and the quarter ended March 31, 1996.




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